EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Quarterly Report of Dreyer’s Grand Ice Cream, Inc. (the “Company”) on Form 10-Q for the period ended March 29, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy F. Kahn, Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

               (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy F. Kahn

Timothy F. Kahn Vice President of Finance and Administration and Chief Financial Officer May 13, 2003

A signed original of this written statement required by Section 906 has been provided to Dreyer’s Grand Ice Cream, Inc. and will be retained by Dreyer’s Grand Ice Cream, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.